                                                                    Exhibit 10.1

                           MICROSTRATEGY INCORPORATED
                           --------------------------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of August 28, 2001 is entered into by and among MicroStrategy Incorporated, a Delaware corporation (the "Company"), and the individuals and entities listed on Exhibit
                                                                        -------
A attached hereto (the "Purchasers").
-

                                    Recitals
                                    --------

         WHEREAS, the Company and the Purchasers, among others, have entered into an Exchange Agreement dated as of August 28, 2001, pursuant to which the Company has issued and delivered to the Purchasers certain shares of capital stock of the Company; and

         WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of such shares under the Securities Act of 1933, as amended.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Certain Definitions.
         -------------------

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission, or
                   ----------
any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the Class A Common Stock, $0.001 par
                   ------------
value per share, of the Company.

                  "Company" means MicroStrategy Incorporated, a Delaware
                   -------
corporation.

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Prospectus" means the prospectus included in any Registration
                   ----------
Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Exchange Agreement" means the Exchange Agreement by and
                   ------------------
among, inter alia, the Company and the Purchasers, dated as of August 28, 2001.

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                  "Purchaser Registrable Shares" means the Registrable Shares
                   ----------------------------
held by Stockholders.

                  "Purchasers" means the individuals and entities listed on
                   ----------
Exhibit A attached hereto.
---------

                  "Registration Statement" means a registration statement filed
                   ----------------------
on Form S-3 (or such other form as the Company is then eligible to use) by the Company with the Commission in accordance with Section 2.1.

                  "Registration Expenses" means the expenses described in
                   ---------------------
Section 2.4.

                  "Registrable Shares" means (i) the shares of Common Stock
                   ------------------
issued to the Purchasers pursuant to the Exchange Agreement and (ii) any shares of Common Stock issued in respect of such shares of Common Stock (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable
         -----------------
Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (y) upon any sale in any manner to a person or entity which is not entitled to the rights provided by this Agreement or (z) at such time such shares become and remain eligible for resale without limitation pursuant to Rule 144 under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended,
                   --------------
or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Selling Stockholder" means any Stockholder owning Registrable
                   -------------------
Shares included in a Registration Statement.

                  "Stockholders" means the Purchasers, their successors or
                   ------------
assigns.

      2. Registration Rights
         -------------------

         2.1    Required Registration. The Company shall file a Registration
                ---------------------
Statement, registering the Registrable Shares owned by the Stockholders within fifteen (15) business days after the consummation of the transactions contemplated by the Exchange Agreement.

         2.2    Registration Procedures.
                -----------------------

                (a) If and whenever the Company is required by the provisions of this Agreement to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                        (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use commercially reasonable efforts to cause that Registration Statement to become effective as soon as practicable;

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                        (ii) promptly prepare and file with the Commission any
amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective until the first anniversary of the closing of the Exchange Agreement or such lesser period until all such Registrable Shares are sold;

                        (iii) promptly furnish to each Selling Stockholder such reasonable number of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                        (iv) promptly use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be
                            -----------------
required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                        (v) promptly cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                        (vi) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders (collectively, the "Selling Stockholder Parties"), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that each Selling Stockholder agrees that he, she or it will,
-----------------
and will cause the Selling Stockholder Parties to, keep such information confidential and will not, and will cause the Selling Stockholder Parties not to, disclose, divulge or use such information for any purpose other than the purposes contemplated by this Agreement, except as may otherwise be required by law after taking reasonable steps to minimize such disclosure;

                        (vii) promptly notify each Selling Stockholder, after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                        (viii) following the effectiveness of such Registration Statement, promptly notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

                (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

                (c) In the event that, in the good faith judgment of the Company's Board of Directors, there is a valid business purpose or reason to suspend use of a Prospectus included in a Registration Statement, or if such suspension is required by applicable law, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.2(c) to suspend sales of Registrable Shares for a period in excess of 90 trading days out of any 365 calendar day period.

         2.3    Allocation of Expenses. The Company will pay all Registration
                ----------------------
Expenses for all registrations under this Agreement. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the reasonable fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

         2.4    Indemnification and Contribution.
                --------------------------------

                (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder, its directors and officers, and any underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, its directors and officers, or any underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any

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amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Stockholder, its directors and officers, any underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, its directors and officers, or any underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case
        -----------------
to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

                (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

                (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
                -----------------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying
                                      -----------------
Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding;

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provided further that in no event shall the Indemnifying Party be required
-------- -------
to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.4 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.4, in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares; provided, however, that no person guilty of
                                --------  -------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section.

                (e) No party shall be liable for indemnification or contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

         2.5    Information by Holder. Each holder of Registrable Shares
                ---------------------
included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         2.6 "Stand-Off" Agreement; Confidentiality of Notices. Each
              ------------------------------------------------
Stockholder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 90 days following the effective date of a registration statement covering securities of the Company to be sold on its behalf to the public in an underwritten offering.

         The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 90-day period.

         Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a registration statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

         2.7    Rule 144 Requirements.  The Company agrees to:
                ---------------------

                (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time is subject to such reporting requirements); and

                (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         2.8 Termination. All of the Company's obligations to keep the
             -----------
Registration Statement referenced in Sections 2.1 of this Agreement effective shall terminate one (1) year after the closing of the transactions contemplated by the Exchange Agreement.

      3. General.
         -------

                (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                (b)  Specific Performance.  In addition to any and all other
                     --------------------
remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                (c)  Governing Law.  This Agreement shall be governed by and
                     -------------
construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                (d)  Notices. All notices, requests, consents, and other
                     -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to the Company, at 1861 International Drive, McLean, Virginia 22102,
Attention: President and General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Thomas S. Ward, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109; or

         If to a Purchaser, at his or its address set forth on Exhibit A, or at
                                                               ---------
such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                (e) Complete Agreement; Assignment. This Agreement, the
                    ------------------------------
Exchange Agreement and the Release constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereof.

                (f) Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 66 2/3% of the Registrable Shares, including Aether Capital LLC (so long as it holds any Registrable Shares). Any such amendment, termination or waiver effected in accordance with this Section 3.1(f) shall be binding on all parties hereto, even if they do not execute such consent and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                (g) Pronouns. Whenever the context may require, any pronouns
                    --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                (h) Counterparts; Facsimile Signatures.  This Agreement may be
                    ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                (i) Section Headings.  The section headings are for the
                    ----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

              [Remainder of this page is intentionally left blank]
              ----------------------------------------------------

          [Counterpart signature page to Registration Rights Agreement]

         Executed as of the date first written above.

                                    MICROSTRATEGY INCORPORATED

                                        /s/ Eric F. Brown
                                    By:________________________

                                    Name:  Eric F. Brown

                                    Title: President and Chief Financial Officer

          [Counterpart signature page to Registration Rights Agreement]

         Executed as of the date first written above.

                                        AETHER CAPITAL LLC

                                        By: Aether Systems, Inc.,
                                            its Sole Member

                                            /s/ David C. Reymann
                                        By:________________________________


                                        Name:  David C. Reymann

                                        Title: Chief Financial Officer

          [Counterpart signature page to Registration Rights Agreement]

         Executed as of the date first written above.

                                        SNOWDON LTD. PARTNERSHIP

                                            /s/ Jon C. Baker
                                        By:________________________________


                                        Name:  Jon C. Baker

                                        Title: Managing Member

          [Counterpart signature page to Registration Rights Agreement]

         Executed as of the date first written above.

                                        VALHALLA CAPITAL L.P.

                                        By:  Valhalla Capital Management LLC

                                            /s/ Nancy Casey
                                        By:________________________________


                                        Name:  Nancy Casey

                                        Title: Managing Member

          [Counterpart signature page to Registration Rights Agreement]

         Executed as of the date first written above.

                                         NEW VENTURE PARTNERS IV, L.P.

                                             /s/ Howard D. Wolfe, Sr.
                                         By:____________________________

                                         Name:  Howard D. Wolfe, Sr.

                                         Title: General Partner

          [Counterpart signature page to Registration Rights Agreement]

         Executed as of the date first written above.

                                     By: /s/ David R. Wilmerding, III
                                         ------------------------------------

                                        Name: David R. Wilmerding, III

          [Counterpart signature page to Registration Rights Agreement]

         Executed as of the date first written above.

                                          By: /s/ Nancy Casey
                                             -------------------------------

                                          Name: Nancy Casey

                                          By: /s/ Art Marks
                                              ------------------------------

                                          Name: Art Marks

          [Counterpart signature page to Registration Rights Agreement]

         Executed as of the date first written above.

                                         By: /s/ Jon C. Baker
                                             ------------------------------

                                         Name: Jon C. Baker

                                                                       Exhibit A
                                                                       ---------

                                   Purchasers
                                   ----------

Name and Address
----------------
Aether Capital LLC
c/o Aether Systems, Inc.
11460 Cronridge Drive
Owings Mills, Maryland 21117

Snowdon Ltd. Partnership
c/o Nevis Capital Management
1119 St. Paul Street
Baltimore, MD 21202

Jon C. Baker
c/o Nevis Capital Management
1119 St. Paul Street
Baltimore, MD 21202

David R. Wilmerding, III
c/o Nevis Capital Management
1119 St. Paul Street
Baltimore, MD 21202

New Venture Partners IV, L.P.
Attn: Howard Wolfe
1119 St. Paul Street
Baltimore, MD 21202

Nancy Casey & Art Marks
10836 Pleasant Hill Drive
Potomac, MD 20854

Valhalla Capital L.P.
10836 Pleasant Hill Drive
Potomac, MD 20854


                                       A-1